SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                  FORM 8-K/A

                                Current Report

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): October 1, 1997

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                                 AMENDMENT NO. 1

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                           SOS Staffing Services, Inc.
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             (Exact name of registrant as specified in its charter)




         Utah                            0-26094                   87-0295503 .
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(State or other jurisdiction of    (Commission File No.)         (IRS Employer
     incorporation)                                          Identification No.)




                             1415 South Main Street
                          Salt Lake City, Utah 84115 .
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          (Address of principal executive offices, including zip code)




                                (801) 484-4400 .
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              (Registrant's telephone number, including area code)



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                                TABLE OF CONTENTS


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits  1
     a.   Financial Statments and Pro Forma Financial Information           1
     b.   Exhibits                                                          1


SIGNATURES                                                                  2















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     This  Amendment No. 1 to Current  Report is filed (i) to change the Date of
Report indicated above, to October 1, 1997 (ii) to provide a copy of the Asset Purchase Agreement identified in Item 7.b below.

Item 7. Financial Statements , Pro Forma Financial Information and Exhibits.

      (a) Financial Statments and Pro Forma Financial Information.

          As of the date of this filing, it is impracticable for SOS Staffing Services, Inc. (the "Company") to provide the financial statements and pro forma financial information specified in Item 7 of Form 8-K. The Company intends to file an amended Form 8-K to include such financial statements and pro forma financial information not later than December 16, 1997.

      (b) Exhibits.

          2.1- Asset Purchase Agreement, dated as of October 1, 1997, among SOS Staffing Services,Inc., as buyer; Century Personnel, Inc., doing business as The Century Group and Centech; M.A. Jones Enterprises, Inc., doing business as Century Personnel, collectively, as sellers, and Michael A. Jones, as the shareholder of such sellers.

          99.1- Press Release dated October 2, 1997*














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     * Previously filed.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned thereto duly authorized.




                                    SOS STAFING SERVICES, INC.


                                    \S\  Gary B. Crook
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                                    Gary B. Crook
                                    Vice President, Chief Financial Officer
                                    and Treasurer


Date: October 15, 1997


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